Exhibit 99.2

© 2008 Centex Corporation
Fourth Quarter
Results and Conference Call
May 6, 2009

Forward-looking Statements
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. These statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “may,” “can,” “could,” “might,” “will” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, planned objectives of management, future developments or conditions in the industries in which we participate and other trends, developments and uncertainties that may affect our business in the future.
Such risks, uncertainties and other factors include, among other things: the ability to obtain regulatory approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Centex’s stockholders to approve the merger agreement; the failure of Pulte’s shareholders to approve either the charter amendment or the issuance of shares in the merger; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the possibility that the expected efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the Pulte and Centex businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; interest rate changes and the availability of mortgage financing; continued volatility in, and potential further deterioration of, the debt and equity markets; competition within the industries in which Pulte and Centex operate; the availability and cost of land and raw materials used by Pulte and Centex in their homebuilding operations; the availability and cost of insurance covering risks associated with Pulte’s and Centex’s businesses; shortages and the cost of labor; adverse weather conditions which may slowdown the construction of, or damage, new homes built by Pulte or
Centex; slow growth initiatives and/or local building moratoria; the ability to utilize net operating losses, built-in losses and other tax credit carryforwards; governmental regulation, including the effects from the Emergency Economic Stabilization
Act, the American Recovery and Reinvestment Act and the interpretation of tax, labor and environmental laws; changes in consumer confidence and preferences; terrorist acts and other acts of war; and other factors of national, regional and global scale, including those of a political, economic, business and competitive nature. See Pulte’s and Centex’s Annual
Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended December 31, 2008 and March 31,
2008, respectively, and other public filings with the Securities and Exchange Commission (the “SEC”) for a further discussion of these and other risks and uncertainties applicable to our businesses. Neither Pulte nor Centex undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in our respective expectations.

Additional Information
In connection with the proposed transaction Pulte has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Pulte and Centex that also constitutes a prospectus of Pulte. At the appropriate time,
Pulte and Centex will mail the definitive joint proxy statement/prospectus to their respective shareholders. Before making any voting or investment decision, investors are urged to read the definitive joint proxy statement/prospectus when it becomes available because it will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website at www.sec.gov, by accessing Pulte’s website at www.pulte.com under the heading “Investor Relations” and from Pulte by directing a request to Pulte Homes, Inc., 100 Bloomfield Hills Parkway Suite 300, Bloomfield Hills, Michigan 48304, Attention: Investor
Relations, and by accessing Centex’s website at www.centex.com under the heading “Investors” and from Centex by directing a request to Centex Corporation Investor Relations, P.O. Box 199000, Dallas, Texas 75219-9000.
Pulte and Centex and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Pulte’s directors and executive officers in its definitive proxy statement filed with the SEC on April 7,
2009. You can find information about Centex’s directors and executive officers in its definitive proxy statement filed with the
SEC on June 6, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from Pulte and Centex using the contact information above.

Focused on selling homes, generating cash and restoring
profitability
▪ Steady sales pace throughout the quarter
 • Maintained consistent closing pace and stable backlog
▪ Generated operating cash flow for 7th straight quarter
 • $1.77 billion of cash and equivalents at fiscal year end
▪ Focused on restoring profitability
 • Direct construction and overhead costs coming down
 • Beginning to acquire lower-cost lots and land
▪ Continue to act with urgency
 • Combination planning is progressing smoothly

Housing market remains challenging
▪ Highest level of affordability in decades
 • Record low mortgage rates
▪ High levels of existing inventories
 • Rising foreclosures and distressed mortgages exacerbate issue
▪ Steady traffic, but at low levels
▪ New home inventories and single-family starts approaching
 record lows

Well-positioned in areas of relative strength
▪ Strategic land positions a benefit at this point of the cycle
 • Approximately half of active, owned lots are fully developed
 • Well-positioned in relatively healthy housing markets
▪ Focused on largest customer segment: first-time home
 buyers
▪ Consistent mortgage market and low rates available for our customers

Fourth quarter commentary
▪ Generated positive cash flow from homebuilding operations
▪ Gross margin improved yoy but still reflects increased
 discounts and incentives sequentially
▪ Impairments reflect continued pricing weakness
▪ Narrowed profitability gap
 • Homebuilding SG&A includes $27 mil of lease abandonment charges and severance
▪ Combination planning is progressing smoothly

Fourth quarter homebuilding operations
▪ Housing revenues down 59% to $785 million
 • Closings down 54% to 3,293 homes
 • Average selling price decreased 11% to $238,283
▪ Sales (orders), down 58% to 2,843 homes
 • Sales per neighborhood at 2.0 per month
▪ Backlog
 • 4,178 units, down 46%
 • $999 million, down 50%
▪ Own 57,289 lots, down 18%
 • Options on 7,045 lots, down 61%

Unit data for the Quarter Ended March 31, 2009
	Closings	% Chg	Sales	% Chg
East	1,260	-43%	989	-57%
Central	1,290	-51%	1,303	-49%
West	743	-67%	551	-70%
Total	3,293	-54%	2,843	-58%
Homebuilding: Fourth quarter sales and closings

Strategic choices yielding results
▪ Maintaining balance of “build to order” and inventory sales
▪ Strong finished lot position in areas of relative strength
 • Positioned to continue generating positive operating cash flow
 • About half of lots in Land under Development are finished
▪ Direct construction costs per closing down 11% yoy
▪ Cash and cash equivalents (including restricted cash) of
 $1.77 billion at March 31

Key Messages
▪ Focused on selling homes, generating cash and restoring
 profitability
▪ Housing market remains challenging
▪ Well-positioned in areas of relative strength

© 2008 Centex Corporation
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